U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2006


                           LAKESIDE MORTGAGE FUND, LLC
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 000-50893

            CALIFORNIA                               52-2387294
    (State or other jurisdiction of                 (I.R.S. Employer
     Incorporation or organization)                  Identification No.)

     443 REDCLIFF DRIVE, SUITE 240, REDDING, CALIFORNIA          96002
     (Address of Principal Executive Office)                    (Zip Code)

                                 (530) 226-5850
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A)   DISMISSAL OF INDEPENDENT PUBLIC ACCOUNTANT

On May 2, 2006, the board of directors of the Manager of the Company approved the dismissal of Nicholson & Olson ("Former Accountant") as the Company's independent public accounting firm. The decision to change firms was based on service considerations.

The Former Accountant's reports on the financial statements of the Company for fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. During the company's two most recent fiscal years ending December 31, 2005, and for the interim period ending May 2, 2006, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

The Company provided the Former Accountant with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of the Former Accountant's letter to the SEC, dated May 9, 2006, stating that it agrees with the statements concerning their firm contained herein.

(B)   ENGAGEMENT OF NEW INDEPENDENT PUBLIC ACCOUNTING FIRM.

On May 2, 2006, the board of directors of the Manager of the Company approved the engagement of Armanino McKenna LLP ("Armanino") as the Company's new independent public accountants.

The Company has not consulted with Armanino regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. The Company did not consult with Armanino regarding any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description
-----------         -----------

16.1                Letter from Nicholson & Olson to the SEC dated May 9, 2006

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LAKESIDE MORTGAGE FUND, LLC,
                                          A California Limited Liability Company


                                          By: Lakeside Financial Group, Inc.,
                                              Manager


Date:  May 9, 2006                        By: /S/ William F. Webster
                                              ----------------------------------
                                                  William F. Webster, President